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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       PINNACLE OIL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

August 9, 1999


To Our Stockholders:

We are pleased to invite you to attend the 1999 Annual Meeting of Stockholders of Pinnacle Oil International, Inc., to be held on Thursday, September 9, 1999, at 10:00 a.m., Mountain Time, at the Sandman Hotel, located at 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2.

In anticipation of the Annual Meeting, we enclose for your review a formal Notice of Annual Meeting, a Proxy Statement describing the business to come before the meeting, and a Proxy Card. We also enclose a copy of our Annual Report on Form 10-K for our 1998 fiscal year, which provides additional current information relating to Pinnacle and its business.

If you are a holder of record of our common stock or series "A" preferred stock as of the close of business on August 9, 1999, you will be entitled to vote at the Annual Meeting. The principal purpose of the Annual Meeting, as more particularly described in the enclosed Proxy Statement, is to:

     .  Elect seven directors to our Board of Directors; and

     .  Ratify the appointment of our independent auditors.

You should note that our Board of Directors unanimously recommends a vote for each of the nominated directors, as well as the other proposals. Please note that we plan to conduct a short meeting to focus on these items, and related discussion. After that, we will provide time for your questions and comments.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. For that reason we request that you sign, date and promptly return the enclosed Proxy Card. A postage paid envelope is enclosed for your convenience in replying. If you decide to attend the Annual Meeting, and desire to vote your shares personally, you will of course have that opportunity.

We would like to express our appreciation for your continued interest in the affairs of Pinnacle, and hope you can be with us at the Annual Meeting.

                                         Sincerely,

                                         /s/  Daniel C. Topolinsky
                                         Daniel C. Topolinsky
                                         President

                       PINNACLE OIL INTERNATIONAL, INC.
                        840 -- 7th Avenue SW, Suite 750
                       Calgary, Alberta, Canada T2P 3G2


                              ------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held September 9, 1999

To the holders of Pinnacle Oil International, Inc. common stock and series "A" preferred stock:

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Pinnacle Oil International, Inc., a Nevada corporation, will be held on September 9, 1999, at 10:00 a.m., Mountain Time, at the Sandman Hotel located at 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

1. To elect seven directors, with such directors to serve until the Annual Meeting of Stockholders to be held in the year 2000;

2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ended December 31, 1999; and

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Our Board of Directors has fixed the close of business on August 9, 1999, as the Record Date for the Annual Meeting. While all holders of our common stock and series "A" preferred stock are invited to attend the Annual Meeting, only holders of record of these securities as of the Record Date are entitled to notice of, and to vote at, the Annual Meeting, and any postponed or adjourned meetings thereof.

                                    By Order of the Board of Directors

                                    /s/  John M. Woodbury, Jr.,
                                    John M. Woodbury, Jr.,
                                    Secretary
Calgary, Alberta, Canada
August 9, 1999


                                   IMPORTANT

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. For that reason we request that you fill in, sign, date and promptly return the enclosed Proxy Card. A postage paid envelope is enclosed for your convenience in replying. If you return your Proxy Card, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                        PINNACLE OIL INTERNATIONAL, INC.
                        840 -- 7th Avenue SW, Suite 750
                        Calgary, Alberta, Canada T2P 3G2

                               -----------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held September 9, 1999

                               -----------------

                                VOTING AND PROXY

General

This Proxy Statement and the accompanying Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Pinnacle Oil International, Inc. from the holders of our common stock and our series "A" preferred stock for use at our 1999 Annual Meeting of Stockholders, and any postponed or adjourned meetings thereof. The Annual Meeting will be held on Thursday, September 9, 1999, at 10:00 a.m., Mountain Time, at the Sandman Hotel located at 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2.

Purpose of Annual Meeting

The purpose of the Annual Meeting is to consider and to vote on the following matters as more fully described in this Proxy Statement:

1. For our common stockholders to elect five directors to fill the five "Non-Series A Director" positions on our Board of Directors, with each of these directors to serve until our next Annual Meeting of Stockholders to be held in the year 2000;

2. For our series "A" preferred stockholders to elect one director to fill the "Mandatory Series A Director" position on our Board of Directors, and to elect a second director to fill the "Additional Series A Director" position on our Board of Directors, with each of these directors to serve until our Annual Meeting of Stockholders to be held in the year 2000;

3. For our common stockholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ended December 31, 1999; and

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

For a complete discussion of the noted classification of our Board of Directors between Non-Series A Directors, Mandatory Series A Directors and Additional Series A Directors, see those sections of this Proxy Statement captioned "Voting and Proxy-Description of the Board of Directors" and "Certain Relationships and Related Transactions."

Record Date and Voting Securities

Our Board of Directors has designated the close of business as of August 9, 1999 as the Record Date for the Annual Meeting. The significance of the Record Date is that it establishes which of our common stockholders and series "A" preferred stockholders are entitled to notice of, and the right to vote at, the Annual Meeting.

There are currently 12,831,983 shares of our common stock issued and outstanding. Each of our common stockholders as of the Record Date is entitled to one vote for each share of common stock held by them with respect to the following matters:

    .  The election of each of our five Non-Series A Directors;

    . The ratification of the appointment our independent auditors for our fiscal year ended December 31, 1999; and

    . Any other matter properly coming before the meeting for which such holder has the right to vote.

There are currently 800,000 shares of our series "A" preferred stock issued and outstanding. Each of our series "A" preferred stockholders as of the Record Date is entitled to one vote for each share of series "A" preferred stock held by them with respect to the following matters:

    .  The election of the Mandatory Series A Director;

    .  The election of the Additional Series A Director; and

    . Any other matter properly coming before the meeting for which such holder has the right to vote.

None of our stockholders are entitled to cumulative voting rights.

Proxies may be solicited personally, or by mail or by telephone, by our directors, officers and other regular employees without payment of additional compensation. Pinnacle will pay all of the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing this Proxy Statement and the accompanying the accompanying Proxy Card and Annual Report on Form 10-K for our fiscal year ended December 31, 1998. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and the accompanying Proxy Card and Annual Report on Form 10-K are being mailed on or shortly after August 10, 1999, to all of our stockholders entitled to vote at the Annual Meeting.

Effect of Proxy

If a stockholder properly executes, dates and timely returns his or her Proxy Card, the shares represented by such Proxy Card will be voted by the Proxy Holder designated on such Proxy Card in accordance with the stockholder's directions noted thereon. If a stockholder properly executes, dates and timely returns his or her Proxy Card, but makes no specification thereon as to how to vote, the shares will be voted by the Proxy Holder as follows:

    . If the proxy relates to shares held by a holder of common stock, the proxy will be voted "FOR" each of the proposals before such stockholder, i.e., the election of each of the five Non-Series A Director nominees named on the Proxy Card; and the appointment of Deloitte & Touche LLP as our independent auditors for 1999.

    . If the proxy relates to shares held by a holder of series "A" preferred stock, the proxy will be voted "FOR" the election of each of the Series A Director nominees named on the Proxy Card.

Each of our director nominees has consented to his nomination for election at our Annual Meeting. In the event that any of the director nominees is no longer a candidate at the time of the Annual Meeting, the Proxy Card will, in situations where the Proxy Card is tendered without any specification thereon to vote, be voted by the Proxy Holder for the election of another nominee to be designated by our Board of Directors to fill any such vacancy.

Revocation of Proxy

Our stockholders may revoke any proxy given pursuant to this solicitation by either:

    .  Attending the Annual Meeting and voting in person; or

    . By delivering a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy. In order to ensure receipt, this notice or new proxy should be delivered to our principal executive offices prior to the Annual Meeting, attention John M. Woodbury, Jr., Secretary.

Quorum; Abstentions; Broker Non-Votes

The required Quorum for the transaction of business at the Annual Meeting is as follows:

    . With respect to the election of the Non-Series A Directors and the ratification of the independent auditors, a majority of the shares of our common stock issued and outstanding on the Record Date.

    . With respect to the election of the Series A Directors, a majority of the shares of our series "A" preferred stock issued and outstanding on the Record Date.

Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to any matter shall be treated by our Inspectors of Election as being present at the Annual Meeting for purposes of establishing a Quorum, however, only shares voted "FOR" or "AGAINST" will be treated as shares "represented and voting" (the "Votes Cast") with respect to any proposal or other matter voted upon at the Annual Meeting. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal or other matter voted upon.

              Proposal No. 1:  Election Of Non-Series A Directors

Five Non-Series A Directors are to be elected by our common stockholders at the Annual Meeting. Each of these directors will hold office until the Annual Meeting of Stockholders to be held in the year 2000, and until their respective successors are elected and qualified.

Our Board of Directors has nominated the following five persons, each of whom is presently serving as a Non-Series A Director, for re-election to these positions.

                                George Liszicasz

                              Daniel C. Topolinsky

                                R. Dirk Stinson

                                Lorne W. Carson

                                Dennis R. Hunter

The designated Proxy Holders will vote each proxy received by them from our common stockholders as directed on their Proxy Cards or, if no direction is made, for Messrs. Liszicasz, Topolinsky, Stinson, Carson and Hunter. If any of these nominees should be unable or unwilling to serve, the discretionary authority granted to the Proxy Holders as provided in the Proxy Card will be exercised to vote for a substitute nominee designated by our Board of Directors. We have no reason to believe that any substitute nominee will be required.

The five nominees receiving the highest number of Votes Cast will be elected to fill the five Non-Series A Director positions. The proxies cannot be voted for more than five nominees.

Any common stockholder who would like to nominate a different Non-Series A Director for election at the Annual Meeting may do so by delivering to our Secretary, no later than fourteen days before the Annual Meeting, a notice setting forth:

    . The name, age, business address and, if known, residence address of each nominee proposed in such notice;

    .  The principal occupation or employment of each such nominee; and

    . The number of shares of our stock which are beneficially owned by such nominee.

No person may be elected as a Non-Series A Director unless he or she has been nominated by a holder of our common stock in the manner just described or by our Board of Directors.

Our Board of Directors recommends that you vote "FOR" the election of Messrs. Liszicasz, Topolinsky, Stinson, Carson and Hunter as our five Non-Series A Directors. Proxies solicited by our Board of Directors will be so voted unless the common stockholder tendering the proxy specifies otherwise.

                Proposal No. 2:  Election Of Series A Directors

One Mandatory Series A Director and one Additional Series A Director are to be elected by our series "A" preferred stockholders at the Annual Meeting. Each of these directors will hold office until our Annual Meeting of Stockholders to be held in the year 2000, and until their respective successors are elected and qualified.

Our Board of Directors has nominated the following persons, who are currently serving as our Mandatory Series A Director and Additional Series A Director, respectively, for re-election to these positions.

                                Jon E.M. Jacoby

                                 K. Rick Turner

The designated Proxy Holders will vote each proxy received by them from our series "A" preferred stockholders as directed on their Proxy Cards or, if no direction is made, for Messrs. Jacoby and Turner. If either of these nominees should be unable or unwilling to serve, the discretionary authority provided in the Proxy Card will be exercised to vote for a substitute nominee designated by our Board of Directors. We have no reason to believe that any substitute nominee will be required.

The nominee for each Series A Director position receiving the highest number of Votes Cast for such position will be elected to fill such Series A Director position. The proxies cannot be voted for more than one nominee for the Mandatory Series A Director position and one nominee for the Additional Series A Director position.

Any series "A" preferred stockholders who would like to nominate a different Mandatory Series A Director or Additional Series A Director for election at the Annual Meeting may do so by delivering to our Secretary, no later than fourteen days before the Annual Meeting, a notice setting forth:

    . The name, age, business address and, if known, residence address of each nominee proposed in such notice;

    .  The principal occupation or employment of each such nominee; and

    . The number of shares of stock of Pinnacle which are beneficially owned by such nominee.

No person may be elected as a Non-Series A Director unless he or she has been nominated by a holder of the series "A" preferred stock in the manner just described or by the Board of Directors. Note that any nominee for a Series A Director position must, pursuant to the terms of our Articles of Incorporation, also be reasonably acceptable to the Non-Series A Directors. See that section of this Proxy Statement captioned "Voting and Proxy-Description of the Board of Directors."

Our Board of Directors recommends that you vote "FOR" the election of Mr. Jacoby as our Mandatory Series A Director and "FOR" the election of Mr. Turner as our Additional Series A Director. Proxies solicited by our Board of Directors will be so voted unless the series "A" preferred stockholder tendering the proxy specifies otherwise.

      Proposal No. 3:  Ratification of Appointment of Independent Auditors

The Audit Committee of our Board of Directors has recommended, and our Board has approved, the appointment of Deloitte & Touche LLP as our independent auditors for our 1999 fiscal year, and such appointment is being presented to our common stockholders for ratification. Deloitte & Touche served as our independent auditors for our 1998 fiscal year. We expect a representative of Deloitte & Touche will attend the Annual Meeting, and we will extend the opportunity to the representative to make a statement if he or she desires to do so. Deloitte & Touche's representative will also be available to answer any questions any of our stockholders may have.

If our common stockholders do not ratify the appointment of Deloitte & Touche, the Audit Committee will seek other accountants. However, because of the difficulty and expense of making any change in independent auditors so long after the beginning of the current year, it is likely that the appointment of Deloitte & Touche would stand for our 1999 fiscal year unless the Audit Committee were to find other good reason to make a change.

Our Board of Directors recommends that you vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as ours independent auditors for our 1999 fiscal year. Proxies solicited by our Board of Directors will be so voted unless the holder of common stock tendering the proxy specifies otherwise.

                         Proposal No. 4:  Other Matters

The enclosed Proxy Card gives the Proxy Holder discretionary authority to vote the shares held by the stockholder tendering the proxy in accordance with the Proxy Holder's best judgment with respect to all additional matters which might come before the Annual Meeting. In addition to the scheduled items of business, the Annual Meeting may consider stockholder proposals omitted from this Proxy Statement and the enclosed Proxy Card pursuant to the Proxy Rules of the Securities and Exchange Commission and matters related to the conduct of the Annual Meeting. At the date of printing of this Proxy Statement, we are not aware of any other matter which would be presented for action before the Annual Meeting.


                       DESCRIPTION OF BOARD OF DIRECTORS

Our Bylaws permit our Board of Directors to fix the number of its authorized members from three to eleven. At present, our Board of Directors consists of seven members, of which five members are "Non-Series A Directors" appointed by our common stockholders, and the remaining two members are a "Mandatory Series A Director" and an "Additional Series A Director" appointed by our series "A" preferred stockholders. This classification of our Board of Directors was effectuated pursuant to an amendment to our Articles of Incorporation made in connection with the sale in April 1998 of 800,000 shares of our series "A" preferred stock and warrants to purchase 200,000 shares of our common stock.

Specifically, our Articles of Incorporation were amended to provide that our common stockholders would retain the exclusive right to elect all members of our Board of Directors (whom we refer to as our "Non-Series A Directors"), unless there are 400,000 or more shares of our series "A" preferred stock outstanding, in which case our series "A" preferred stockholders would have the right to appoint one or more additional directors (whom we refer to as our "Mandatory Series A Directors). The number of Mandatory Series A Directors which our series "A" preferred stockholders may elect under such circumstances would, when aggregated with the number of Non-Series A Directors, equal one-sixth of such
                                                            ---------
aggregated number of directors (or such minimum whole number in excess of one-sixth in the event such number of aggregated directors is not a multiple of six).

Our Articles of Incorporation also give our Board of Directors the authority, in its sole discretion and without any obligation to do so, to grant to our series "A" preferred stockholders a discretionary right to appoint one or more additional directors (whom we refer to as our "Additional Series A Directors"). Our Non-Series A Directors reserve the right, at any time and for any reason, to reduce or eliminate any previously authorized Additional Series A Director position.

Our Articles of Incorporation specifically provide that our common stockholders shall have no right to vote for the Mandatory Series A Directors, and our series "A" preferred stockholders shall have no right to vote for the Non-Series A Directors. The removal of any Mandatory Series A Directors shall require only the affirmative vote of holders of a majority of the then outstanding shares of our series "A" preferred stock. The vacancy of any Mandatory Series A Director position, from whatever cause, shall require only the affirmative vote of holders of a majority of the then outstanding shares of our series "A" preferred stock.

The nominees of our series "A" preferred stockholders for the Mandatory Series A Director and the Additional Series A Director positions must be persons reasonably acceptable to our then serving Non-Series A Directors. Any Additional Series A Director position created is not aggregated with the Non-Series A Directors for purposes of determining the number of Mandatory Series A Directors that our series "A" preferred stockholders may elect.


                   BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

George Liszicasz, Chairman of the Board, Chief Executive Officer and Non-Series A Director Nominee

Mr. Liszicasz, age 45, is the inventor of our SFD technology and one of Pinnacle's founders. In addition to serving as our Chief Executive Officer, Mr. Liszicasz's primary responsibilities are further developing the SFD Survey System technology, particularly its sensor system and data acquisition and interpretation functions. Mr. Liszicasz's interest in quantum-related phenomenon lead to his initial discovery of the existence of stress field energy patterns in 1992, which subsequently lead to the development of early prototypes models of what has since evolved into a multiple sensor-based SFD Survey System. Mr. Liszicasz has since acquired a working knowledge of the oil exploration business and geological and geophysical sciences.

As a result of major advancements in the early development of the SFD Survey System, Mr. Liszicasz formed our wholly-owned subsidiary, Pinnacle Oil Inc., in September 1995 to exploit our SFD technology for hydrocarbon purposes, and was appointed as the Chief Executive Officer and a director of Pinnacle Oil Inc. Pinnacle Oil Inc. then acquired our parent company, Pinnacle Oil International, Inc., in a reverse acquisition in January 1996, at which time Mr. Liszicasz became the Chief Executive Officer and one of the directors of Pinnacle Oil International, Inc. Mr. Liszicasz has also served as the Chief Executive Officer and one of the directors of our Canadian subsidiary, Pinnacle Oil Canada, Inc., since its formation in April 1997.

Mr. Liszicasz studied electronics and general sciences in Hungary and at the University of British Columbia. Since 1983, he invented and worked on several innovations including an online computerized brokerage system, the modification of high power laser systems, electronic monitoring devices, geophysical instruments, and novel pyroelectric materials. From 1987 to 1995, Mr. Liszicasz was President of Owl Industries Ltd., a developer of electronic controlling devices, where he had both engineering and business responsibilities.

Daniel C. Topolinsky, President, Chief Operating Officer and Non-Series A Director Nominee

Mr. Topolinsky, age 43, became the President and Chief Operating Officer and a director of Pinnacle Oil International, Inc. and each of its subsidiaries in May, 1999. Mr. Topolinsky's primary areas of responsibility are managing our administrative affairs, corporate strategies, strategic partner relationships, project financing, and investor relations.

Prior to joining Pinnacle, Mr. Topolinsky was Vice President of Exploration of Renaissance Energy Ltd., one of our strategic partners. Over the past 12 years Mr. Topolinsky helped direct Renaissance's remarkable rise to become one of the bellwether Canadian oil and gas explorers and producers with a capitalization in excess of Cdn. $3 billion. Mr. Topolinsky joined Renaissance in 1987 as a geological consultant, and rose from there to Vice President of Exploration in nine years overseeing the most active exploration effort in Canada.

Mr. Topolinsky is a professional geologist with degrees in economics and geology from Trent University and the University of Calgary, respectively, and has over 19 years of industry experience.

R. Dirk Stinson, Non-Series A Director Nominee

Mr. Stinson, age 46, is one of Pinnacle's founders, and was primarily responsible for implementing the early corporate strategies and financings which lead to our becoming a public company. Mr. Stinson has been a director of Pinnacle Oil International, Inc. since its acquisition by Pinnacle Oil, Inc. in January 1996, and a director of our subsidiaries Pinnacle Oil Inc. and Pinnacle Oil Canada, Inc., since their respective formations in September 1995 and April 1997. Mr. Stinson also served as President of the various Pinnacle companies from their respective dates of acquisition or formation through April 1999, when we determined that we had achieved our initial objective of evolving from a development stage company to an oil & gas exploration company, and were finally in a position where we could attract a high-profile oil & gas executive with the requisite experience and connections necessary to attain our next level of growth. Following our hiring of Mr. Topolinsky as our President and Chief Operating Officer in May 1999, Mr. Stinson became a consultant to Pinnacle for strategic planning and financing matters.

Prior to forming Pinnacle, Mr. Stinson worked for over 20 years as a business management consultant and entrepreneur. From 1980 through 1989, Mr. Stinson managed a number of businesses in Hawaii, including

Commercial Energy Systems, Inc., the Industrial and Commercial division of PRI Energy Systems, and Pacific Marine. Following his return to Canada in 1990, Mr. Stinson worked in the automobile industry primarily in the fleet and lease sales, and as fleet and lease manager for a Nissan dealership. From 1992 to 1994, Mr. Stinson worked as a sales executive for Premier Plastics Ltd. and Century Plastics Ltd. and, in 1995, became the President of EIC-Energy Interface Corporation in Vancouver, British Columbia, Canada, a wholly-owned subsidiary of International Parkside Products, Inc., a public company trading on the Vancouver Stock Exchange.

Mr. Stinson studied Communication Arts at the Southern Alberta Institute of Technology.

Lorne W. Carson, Non Series-A Director Nominee

Mr. Carson, age 45, has served as one of the directors of Pinnacle Oil International, Inc., since March of 1998, and has also acted as our Canadian counsel since November of 1995.

Mr. Carson is currently a partner at Bennett Jones, a law firm whose head office is located in Calgary, Alberta, where he has been employed since 1980. His area of specialty is natural resource and energy law, with particular focus on oil and gas ventures and energy financing. Mr. Carson is a member of the Association of Professional Engineers of British Columbia and the Law Society of Alberta. In addition to Pinnacle, Mr. Carson serves as a director of Hunting Oilfield Services Canada Holdings Ltd., a subsidiary of Hunting Group, an international oilfield service company.

Mr. Carson received a Bachelor of Science in Mining and Engineering from Queens University in 1975, and an LL.B. from the University of Victoria in 1980.

Dennis R. Hunter, Non Series-A Director Nominee

Mr. Dennis R. Hunter, age 57, has served as one of the directors of Pinnacle Oil International, Inc., since September of 1998.

Mr. Hunter is an entrepreneur who splits his time equally between private investment activities and real estate development and management. Since 1973, Mr. Hunter has been President and Chairman of the Board of Investment Development Management Corporation, which acquires, constructs, manages, develops and sells properties in California, Oregon and Nevada. Mr. Hunter has also been Chairman of the Board since 1992, and Vice Chairman of the Board from 1984, of Northern Empire Bancshares, a holding company of Sonoma National Bank, of which Mr. Hunter was a founder in 1982. Mr. Hunter has also been a director since 1988 of Northbay Corporation, a private holding company in the solid waste industry with 35 companies in solid waste hauling, transfer stations, portable toilets, land fill operations and real property ownership. Mr. Hunter is also the trustee and an investment strategist for five charitable remainder trusts collectively holding over $30 million in net assets.

Mr. Hunter received his Bachelors of Arts degree in Economics from California State University Sacramento.

Jon E.M. Jacoby; Mandatory Series A Director Nominee

Mr. Jacoby, age 61, has served as one of the directors of Pinnacle Oil International, Inc. since April of 1998.

Mr. Jacoby is a director and an Executive Vice President of Stephens Group, Inc., a private company headquartered in Little Rock, Arkansas, which invests primarily in media, telecommunications, energy and investment banking companies. (Stephens Group, Inc. is an affiliate of CamWest Exploration, LLC, our U.S.- based strategic partner). Mr. Jacoby is a Senior Executive Vice President of Stephens Inc., an investment banking firm also located in Little Rock, Arkansas, and an affiliate of Stephens Group, Inc., where he has been employed since 1963. He is also a director of Delta & Pine Land Company, Medicus Systems, Inc., Beverly Enterprises Inc., and Power One Inc.

Mr. Jacoby received his Bachelor of Science degree from the University of Notre Dame, and his Master in Business Administration from the Harvard Business School.

K. Rick Turner; Additional Series A Director Nominee

Mr. K. Rick Turner, age 41, has served as one of the directors of Pinnacle Oil International, Inc. since April of 1998.

Mr. Turner has been Vice President since 1993, and from 1990 to 1993 Assistant to the Chairman, of Stephens Group, Inc., a private company headquartered in Little Rock, Arkansas, which invests primarily in media, telecommunications, energy and investment banking companies. (Stephens Group, Inc. is an affiliate of CamWest Exploration, LLC, our U.S.-based strategic partner). Since his original employment with Stephens Group, Inc. in 1983, Mr. Turner has also been an officer of various affiliates of Stephens Group, Inc.

Mr. Turner received his Bachelor of Science degree from the University of Arkansas and is a Certified Public Accountant.


                       MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held five meetings during our 1998 fiscal year. No director attended less than 75% of the total number of meetings of our Board of Directors.

Our Board of Directors has an Compensation Committee, established in July 1998, which is also comprised of Messrs. Carson and Turner. The Compensation Committee reviews and makes recommendations with respect to compensation of Pinnacle's officers and directors, and also administers Pinnacle's various stock plans. The Compensation Committee held one meeting during our 1998 fiscal year.

Our Board of Directors has an Audit Committee, also established in July 1998, which is comprised of Messrs. Carson and Turner. The Audit Committee's duties include recommending to our Board of Directors the engagement of Pinnacle's independent auditors, reviewing the results of the auditor's examination of Pinnacle's periodic financial statements, and determining the independence of such accountants. The Audit Committee held no meetings during our 1998 fiscal year.


                           COMPENSATION OF DIRECTORS

Pinnacle does not currently provide any monetary compensation to the members of our Board of Directors with respect to the provision of their services as directors, although we provided non-monetary compensation in the form of options to certain of our Non-Series A Directors and to a director of one of our subsidiaries in early 1998.

Specifically, on May 20, 1998, Pinnacle granted non-qualified stock options to each of Messrs. Liszicasz and Stinson entitling them to purchase 45,000 shares of common stock for the period of service as directors beginning in May 1997 and ending in May 2000. In March 1998, Pinnacle granted non-qualified stock options to purchase 45,000 shares of common stock to Mr. Carson for the period of service as a director beginning in March 1998 and ending in March 2001.
Pinnacle also granted, on May 12, 1997, options to purchase 30,000 shares of common stock to Mr. Clive Boulton, in his capacity as a director of our subsidiary, Pinnacle Oil Canada Inc., for the period of service as a director beginning in May 1997 and ending in May 2000.

The exercise price for the options were $5.25 per share with respect to the options granted to Messrs. Liszicasz and Stinson, $5.81 per share with respect to the options granted to Mr. Boulton, and $8.31 with respect to the options granted to Mr. Carson, all of which prices corresponded with the trading price of the common stock as of the respective dates of grant. All of the options are subject to vesting conditions based upon continued performance of services as a director, pursuant to which one-third of the granted options vested on the date of grant, and one-third of the granted options would prospectively vest on each of the first and second anniversaries of the date of grant, respectively.

Each vested increment of the noted options expires five years from date of vesting, except that vested options expire, if earlier, one year after the date on which a director's service is terminated. Unvested options immediately terminate in the event of the termination of a director's service on our Board of Directors; provided, however, that unvested options immediately vest upon the occurrence of any of the following: events:

    . If the termination is attributable to Pinnacle's failure or refusal, without cause, to nominate the director for re-election to our Board of Directors;

    . If the termination is attributable to our stockholders' failure to re-elect the director to our Board of Directors;

    .  Should we sell or dispose of substantially all of our business or assets;

    . Should we sell or transfer a controlling interest in Pinnacle to any group other than our present stockholders;

    . Should Pinnacle merge or consolidate with another corporation as part of a sale or transfer of a controlling interest in Pinnacle to any group other than Pinnacle's present stockholders; or

    .  Should we dissolve or terminate.

Should a director exercise an option, Pinnacle reserves the right, in its sole discretion, to allow the director to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and secured by such security as prescribed by our Board of Directors.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1998, there were no actions taken by our Board of Directors relating to the compensation of any of our executive officers who were also serving as one of our director (an "executive officer-director").


                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

George Liszicasz, Chief Executive Officer and Chairman of the Board of Directors

See "Business Experience of Director Nominees," above.

Daniel C. Topolinsky, President and Chief Operating Officer

See "Business Experience of Director Nominees," above.

James R. Ehrets, Executive Vice-President of Operations

Mr. Ehrets, age 42, became the Executive Vice President of Operations of the various Pinnacle companies in May, 1999. Mr. Ehrets responsibilities include planning and managing survey and interpretation operations and supervising our geological and geophysical staff, as well as managing the technical aspects of our joint venture exploration programs.

Before joining Pinnacle, Mr. Ehrets was employed as Vice President of Exploration of CamWest Limited Partnership, a Dallas-based independent oil and gas exploration and production company and an affiliate of our American strategic partner CamWest Exploration LLC. Mr. Ehrets' primary responsibilities at CamWest included management of exploration programs, planning and coordinating horizontal development drilling programs, and performing reservoir and economic evaluations for producing property acquisitions.

Mr. Ehrets is a professional geologist with bachelors and masters degrees in geology from the University of Rochester, and has 18 years of industry experience.

John M. Woodbury, Jr., Secretary and Chief Financial Officer

Mr. Woodbury, age 44, has served as Pinnacle's Secretary, Chief Financial Officer and General Counsel since July 1998. From September 1992 to May 1998, Mr. Woodbury was a principal, and from February 1986 until August 1992, an associate, of Pollet & Woodbury and its predecessor law firms located in Los Angeles, California.

Mr. Woodbury holds a Juris Doctor degree from Southwestern University School of Law, a Masters of Law degree in Taxation from the University of Florida, and a Bachelor of Science degree in Accounting from California State University at Northridge.


       BENEFICIAL OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of July 26, 1999, certain information with respect to the amount and nature of our securities beneficially owned by:

    .  Each of our current directors as of such date;

    .  Each of our nominees for director;

    . Each of our executive officers (the term "executive officer" is defined as our President, Secretary, Chief Financial Officer {Treasurer}, any vice-president in charge of a principal business function {such as sales, administration or finance}, or any other person who performs similar policy making functions for Pinnacle);

    . Each person who is a beneficial owner of more than 5% of any class of our outstanding securities; and

    . The group comprised of our current directors, director nominees and executive officers.

                                                                           Class of Securities
                                                --------------------------------------------------------------------------
                   Name(1)                               Common Stock(2)                 Series "A" Preferred Stock(2)
----------------------------------------------  -------------------------------      -------------------------------------
                                                     Amount             %(3)               Amount               %(4)
                                                ----------------   -------------     -----------------   ------------------
George Liszicasz(5)(6)(7)(8)..................    5,245,032 (9)        40.7%                  0                  --
Daniel C. Topolinsky(5)(6)(7).................        1,500 (10)          *                   0                  --
James R. Ehrets(7)............................        1,000 (11)          *               4,000 (12)              *
John M. Woodbury, Jr.(7)......................       20,409 (13)          *                   0                  --
R. Dirk Stinson(5)(6)(8)......................    3,437,561 (14)       26.7%                  0                  --
Lorne W. Carson(5)(6).........................       34,500 (15)          *                   0                  --
Dennis R. Hunter(5)(6)........................      361,266             2.8%                  0                  --
Jon E.M. Jacoby(5)(6).........................       16,167 (16)          *              64,666 (17)            8.1%
K. Rick Turner(5)(6)..........................        5,107 (18)          *               9,067 (19)            1.1%
SFD Investment, LLC(8)........................      266,667 (20)          *             800,000               100.0%
Current directors, director nominees and
 executive officers, as a group...............    9,121,015            70.3%             77,733                 9.7%

----------------------------------------------
  *  Less than 1%.
(1) The business address of Messrs. Liszicasz, Topolinsky, Ehrets and Woodbury is c/o Pinnacle Oil International, Inc., 840--7th Avenue SW, Suite 750, Calgary, Alberta, Canada T2P 3G2. Mr. Stinson's business address is 14455 Ocean Blvd., Unit 1608, Miami Beach, Florida 33139; Mr. Carson's is 855 2nd Street S.W., Suite 4500, Calgary, Alberta, Canada T2P 4K7; Mr. Hunter's is 4823 Bennett Valley Road, Santa Rosa, California 95405; and Messrs. Jacoby and Turner and SFD Investment, LLC is 111 Center Street, Suite 2500, Little Rock, Arkansas 72201.
(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Pinnacle believes that each individual or entity named has sole investment and voting power with respect to shares of securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(3) Based on 12,831,983 shares of common stock outstanding on the transfer records as of August 9, 1999.
(4) Based on 800,000 shares of series "A" preferred stock outstanding on the transfer records as of August 9, 1999.
(5)  Current director.
(6)  Director nominee.
(7)  Executive Officer.
(8)  5% Stockholder.
(9) Includes 45,000 shares issuable upon exercise of director's options entitling the named person to purchase 45,000 shares of common stock (see "Compensation of Directors").
(10) Includes 1,500 shares held in spouse's retirement account. Does not include any shares issuable upon exercise of non-qualified options entitling the named person to purchase 500,000 shares of common stock (see "Employment Agreements With Executive Officers").
(11) Includes 1,000 warrants convertible to 1,000 shares of common stock, attributed to an indirect membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions"). Does not include any shares issuable upon exercise of non-qualified options entitling the named person to purchase 500,000 shares of common stock (see "Employment Agreements With Executive Officers").
(12) Includes 4,000 shares of series "A" preferred stock convertible to 4,000 shares of common stock attributed to an indirect membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(13) Includes 10,025 shares held in 401(k) and IRA retirement accounts, and 384 shares held in spouse's IRA retirement account. Also includes 10,000 shares issuable upon exercise of incentive options entitling the named person to purchase 70,000 shares of common stock (see "Employment Agreements With Executive Officers").
(14) Includes 1,000 shares of common stock held by RRSP, and 45,000 shares issuable upon exercise of director's options entitling the named person to purchase 45,000 shares of common stock (See "Compensation of Directors").

(15) Includes 30,000 shares issuable upon exercise of director's options entitling the named person to purchase 45,000 shares of common stock (see "Compensation of Directors").
(16) Includes 16,167 warrants convertible to 16,167 shares of common stock, attributed to an indirect 8.83% membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(17) Includes 64,666 shares of series "A" preferred stock convertible to 64,666 shares of common stock attributed to an indirect membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(18) Includes 2,280 shares attributed to an indirect membership interest in SFD Investment II, LLC. Also includes 2,267 warrants convertible to 2,267 shares of common stock, attributed to an indirect membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(19) Includes 9,067 shares of series "A" preferred stock convertible to 9,067 shares of common stock attributed to an indirect membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(20) Includes 200,000 shares of common stock issuable upon exercise of 200,000 warrants, and 66,667 shares of common stock held through SFD Investment II, LLC, an affiliate of the named person under common control by Stephens Group, Inc. (see "Certain Relationships and Related Transactions").

                             SUMMARY COMPENSATION

The following table shows the compensation paid over the past three fiscal years with respect to the following persons (collectively, the "Named Executive Officers"):

    .  Pinnacle's Chief Executive Officer as of the end of our 1998 fiscal year;

    . Pinnacle's four other most highly compensated executive officers (if any), in terms of salary and bonus, serving at the end of our 1998 fiscal year whose annual salary and bonus exceeded $100,000 in the aggregate; and

    . Up to two additional individuals (if any) who would be included amongst Pinnacle's four other most highly compensated executive officers but for the fact that such individuals were not serving as an executive officer at the end of our 1998 fiscal year.

                                                                                Long Term Compensation
                                                                    ------------------------------------------------
                                       Annual Compensation                        Awards                  Payouts
                                ---------------------------------   --------------------------------   -------------
                                                                                        Securities
                                                                                        Underlying           Long
                                                         Other                            Options            Term            All
Name                                                    Annual         Restricted         & Stock          Incentive        Other
and                                                     Compen-          Stock          Appreciation         Plan           Compen-
Principal                        Salary      Bonus      sation           Awards            Rights           Payouts         sation
Position                 Year     ($)         ($)       ($)(1)            ($)              (#)(2)             ($)            ($)
---------------------  -------  --------  ---------- ------------   ---------------   ---------------    -------------    ----------
George Liszicasz         1998   120,000        ---        ---             ---                ---              ---             ---
Chief Executive          1997    76,250        ---        ---             ---             45,000(5)           ---             ---
Officer                  1996    47,536(4)     ---        ---             ---                ---              ---           9,000(6)

R. Dirk Stinson(3)       1998   120,000        ---        ---             ---                ---              ---             ---
President                1997    76,250        ---        ---             ---             45,000(5)           ---             ---
                         1996    47,536(4)     ---        ---             ---                ---              ---           9,000(6)
----------------------

(1) Includes, among other things, perquisites and other personal benefits, securities or property which, in the aggregate, exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for such fiscal year
(2)  No stock appreciation rights were granted in 1996 through 1998.
(3) Mr. Stinson resigned his position as President effective May 1, 1999 upon Mr. Topolinsky's appointment as President. Mr. Stinson continued as a director.

(4) Reflects Cdn. $65,034 (U.S. $47,536) received by the Named Executive Officer as salary for the period March 1, 1996 to December 31, 1996.
(5) Options granted to the Named Executive Officer in his capacity as a director. See "Compensation of Directors" and "Options and SAR Grants in the 1998 Fiscal Year," herein.
(6) Reflects pro rata portion $27,000 received by the Named Executive Officer as consulting fees from Pinnacle Oil, Inc. for the period September 1, 1995 to February 29, 1996.

                  OPTION & SAR GRANTS IN THE 1998 FISCAL YEAR

No stock options or stock appreciation rights were granted to any of our Named Executive Officers during our 1998 fiscal year.


              OPTION & SAR EXERCISES IN THE 1998 FISCAL YEAR AND
                    OPTIONS & SARS AT 1998 FISCAL YEAR END

The following table provides certain information with respect to our Named Executive Officers concerning any options or stock appreciation rights they may have exercised in fiscal 1998, and the number and value of their unexercised options or stock appreciation rights as of December 31, 1998:

                                                                            Unexercised In-The-Money Options/SARs at
                                                                                        December 31, 1998
                                                                           -------------------------------------------
                                          Shares                              Number(1)               Value(1)(3)
                                        Acquired On          Value          (Exercisable/             (Exercisable/
Name                                    Exercise(1)        Realized(2)     Unexercisable)            Unexercisable)
----------------------------------      -----------        -----------     --------------            --------------
George Liszicasz.................          ---                 ---        30,000 / 15,000(4)     $440,625 / $220,313(4)
R. Dirk Stinson..................          ---                 ---        30,000 / 15,000(4)     $440,625 / $220,313(4)
---------------------------------

(1) No stock appreciation rights were exercised by any of our Named Executive Officers in fiscal 1998, nor did any our Named Executive Officers hold any unexercised stock appreciation rights at December 31, 1998.
(2) The dollar amount shown represents the difference between the fair market value of our common stock underlying the options as of the date of exercise and the option exercise price.
(3) The dollar value provided represents the cumulative difference in the fair market value of our common stock underlying all in-the-money options as of December 31, 1998 and the exercise prices for such options. Options are "in-the-money" if the fair market value of the underlying common stock as of December 31, 1998 exceeds the exercise price of such options. The fair market value of our common stock for purposes of this calculation is $18.9375, based upon the closing price for our Company's stock as quoted on the NASD Electronic Bulleting Board on December 31, 1998.
(4) Non-qualified stock options to purchase 45,000 shares of common stock granted in connection with serving on our Board of Directors, of which 15,000 shares vested on May 20, 1997 and May 20, 1998, respectively, and the remaining 15,000 shares will vest on May 20, 1999. See "Compensation of Directors" above for a discussion of the terms of these stock options.

                 EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

In April, 1997, Pinnacle entered into a five-year employment agreement with Mr. George Liszicasz, our Chief Executive Officer. Mr. Liszicasz's employment agreement provides for the following principal compensatory provisions:

     . An initial base salary of $7,000 per month, with an automatic increase to $10,000 per month effective January 1, 1998, and thereafter subject to annual increases as determined by our Board of Directors, but at least 5% on each anniversary date. Effective May 1, 1999, Mr. Liszicasz's monthly base salary was increased to Cdn. $20,000 (U.S. $13,548) by our Board of Directors, in order to be consistent with the monthly salaries to be paid to our newly hired President and Vice President of Operations.

    . An annual bonus equal to 5% of Pinnacle's in "net income after taxes" (as defined in the agreement) in the event Pinnacle earns more than $5 million in net income after taxes in any fiscal year.

    . An annual performance bonus, as determined in the sole discretion of our Board of Directors.

    .  A $700 per month automobile allowance.

In May, 1999, Pinnacle entered into five-year employment agreements with Messrs. Daniel C. Topolinsky as our President and Chief Operating Officer, and Mr. James
R. Ehrets as our Executive Vice President of Operations. Messrs. Topolinsky's and Ehret's employment agreements, which are virtually identical, provide for the following principal compensatory provisions:

    . An initial monthly base salary of Cdn. $20,000 (U.S. $13,548), subject to annual increases as determined by our Board of Directors, but at least 5% on each anniversary date.

    . An annual performance bonus, as determined in the sole discretion of our Board of Directors.

    . The grant of options to each of Messrs. Topolinsky and Ehrets entitling them to purchase 500,000 unregistered shares of our common stock. The first 300,000 options granted to each of these executive officers vest incrementally over a period of 4 years of continuous employment, with the first increment of 85,000 shares vesting one year from the date of employment, the second increment of 90,000 shares vesting two years from the date of employment, the third increment of 95,000 shares vesting three years from the date of employment, and the last increment of 30,000 shares vesting four years from the date of employment. The purchase price per share for these options is $14 per share, which reflects the trading price for our common stock as of the date negotiations were entered into (although Mr. Ehrets requested a $15 per share exercise price for 33,330 of his options for income tax purposes). The remaining 200,000 options granted to each of these executive officers vest incrementally over a period of five years of continuous employment, with the first increment of 75,000 shares vesting four years from the date of employment, and the last increment of 125,000 shares vesting five years from the date of employment. The purchase price per share for these options will be the closing price for our common stock on April 30, 2001. The noted options also fully vest in the event of a "Change in Control" or in the event the executive officer's employment is terminated by Pinnacle for "Cause" or by the executive officer without "Good Reason." All of the options lapse five years following the date of vesting, unless the executive officer's employment is terminated by Pinnacle for "Good Cause" or by the executive officer without "Good Reason," in which case they lapse two years from date of termination. These options were subsequently issued under our 1999 Pinnacle Oil International Executive Stock Plan.

In July 1998, Pinnacle entered into a two-year employment agreement with Mr. John M. Woodbury, Jr., in his capacity as our Chief Financial Officer (Treasurer) and Secretary. Mr. Woodbury is also our General Counsel. Mr. Woodbury's employment agreement provides for the following principal compensatory provisions:

    . A monthly base salary of Cdn. $16,667 (U.S. $11,166), subject to annual increases as determined by our Board of Directors, but at least 5% on each anniversary date. Mr. Woodbury's current monthly base salary is Cdn. $17,500 (U.S. $11,732).

    . An annual performance bonus, as determined in the sole discretion of our Board of Directors.

    . A loan to facilitate the purchase of a residence in Calgary, with such loan to be repaid in five years, and with interest thereon to be repaid periodically in the interim at a fixed rate of interest to be determined based upon Pinnacle's cost of funds (6.44% per annum). Pursuant to this provision,

       Pinnacle advanced Mr. Woodbury the sum of Cdn. $54,756 (U.S. $35,760). Payment of the loan is accelerated to ninety days should Pinnacle terminate Mr. Woodbury for "Cause" (as such term is defined below) or should Mr. Woodbury terminate his employment without "Good Reason" (as such term is defined below).

Pinnacle also granted to Mr. Woodbury, in connection with his prospective employment, incentive options under our 1997 Pinnacle Oil International, Inc. Stock Plan to purchase 70,000 unregistered shares of our common stock. The exercise price for these options was subsequently fixed at $8.25 per share, which price was equal to the trading price of the common stock on the date of approval of the grant by the Compensation Committee. These options vest 10,000 shares upon the first and second anniversary dates, respectively, of the commencement of Mr. Woodbury's employment (July 9, 1998), and 16,667, 16,666 and 16,667 shares upon the third through fifth anniversary dates, respectively. These options also fully vest in the event of a "Change in Control" or in the event Mr. Woodbury's employment is terminated by Pinnacle for "Cause" or by Mr. Woodbury without "Good Reason." All of the options lapse five years following the date of vesting, unless Mr. Woodbury's employment is terminated by Pinnacle for "Good Cause" or by Mr. Woodbury without "Good Reason," in which case they lapse two years from date of termination.

At the conclusion of their respective initial terms, each of the employment agreements for Messrs. Liszicasz, Topolinsky, Ehrets and Woodbury renew automatically for successive one year terms, unless Pinnacle or the executive officer elects by a written, 60-day notice not to renew; or the agreement is terminated earlier in accordance with its terms.

Each of the employment agreements for Messrs. Liszicasz, Topolinsky, Ehrets and Woodbury provides for early termination in the case of any of the following events as defined in their respective employment agreements:

    .  Death or disability;

    .  A "Change in Control" of Pinnacle;

    .  Termination by Pinnacle for "Cause;" or

    .  Termination by the executive officer for "Good Reason."

Under the employment agreements a "Change in Control" means any of the following:

    . An acquisition whereby immediately after such acquisition, a person holds beneficial ownership of more than 50% of the total combined voting power of Pinnacle's then outstanding voting securities;

    . If in any period of three consecutive years after the date of the employment agreements, the then incumbent members of our Board of Directors cease to constitute a majority of the Board for reasons other than voluntary resignation, refusal by one or more Board members to stand for election, or removal of one or more Board member for good cause; or

    . Our Board of Directors or Pinnacle's stockholders approve a merger, consolidation or reorganization of Pinnacle; the complete liquidation or dissolution of Pinnacle; or the agreement for the sale or other disposition of all or substantially all of Pinnacle's assets (a "Sale").

In general, where a termination is for death, disability, "Cause" or by the executive officer without "Good Reason," the executive officer's compensation allowances and benefits will accrue only through the effective date of the termination. However, and again in general, where a termination is due to a "Change in Control," without "Cause," or by the executive officer for "Good Reason," the employment agreements provide that Pinnacle will pay compensation and certain allowances and benefits to the executive officer through the end of the then applicable term, but not to exceed 18 months in the case of Messrs. Topolinsky and Ehrets.

As noted above, if termination is attributable to a Change in Control, the employment agreements provide that Pinnacle will pay compensation and certain allowances and benefits through the end of the then applicable term. In addition, in the case of Mr. Liszicasz, if the termination is directly or indirectly attributable to a Sale, and the Sale is approved by a "disinterested majority" of our Board of Directors, then Pinnacle will pay Mr. Liszicasz an amount equal to 2% of the total consideration received by Pinnacle in connection with the Sale.

In April, 1997, Pinnacle entered into a five-year employment agreement with our past President, Mr. R. Dirk Stinson, on terms identical to those contained in Mr. Liszicasz's employment agreement with Pinnacle. On May 1, 1999, in connection with our employment of Mr. Daniel C. Topolinsky as President, Mr. Stinson became a consultant to Pinnacle for strategic planning issues, at which time the provisions of Mr. Stinson's employment agreement became fully vested (except for the provision of an automobile and cellular telephone allowance and any right to performance bonuses, which Mr. Stinson waived), and Pinnacle entered into a supplementary non-exclusive consulting agreement with Mr. Stinson through December 31, 2002. The principal continuing compensatory provisions under these agreements are as follows:

    . Mr. Stinson will continue to receive an amount equal to his monthly base salary during the remaining term of the employment agreement (currently $10,500), subject to 5% annual increases as originally provided in the agreement.

    . Mr. Stinson will continue to be entitled to receive an annual bonus equal to 5% of Pinnacle's "net income" (as defined in the employment agreement) in the event Pinnacle earns more than $5 million in net income through the remaining term of the agreement, plus one additional year.

    . Mr. Stinson will continue to be entitled to receive 2% of the total consideration received by Pinnacle in connection with any Sale during the remaining term of the employment agreement.

    . Mr. Stinson will be paid $1,000 per month for the provision of consulting services through the term of his consulting agreement with Pinnacle.


          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following is the report from the Compensation Committee of our Board of Directors, which is comprised of two of Pinnacle's independent directors. The Compensation Committee, which was established in July 1998, reviews and makes recommendations with respect to compensation of Pinnacle's officers and directors, and also administers our various stock plans. This report discusses:

    . The rationale for compensation paid and prospectively payable under their employment agreements to Pinnacle's Chief Executive Officer and President for fiscal 1998, Messrs. George Liszicasz and R. Dirk Stinson, respectively, who were the only Named Executive Officers to receive compensation in fiscal 1998; and

    . The future compensation considerations or policies for executive officers and key professionals as established by the Compensation Committee following its formation.

It should be noted that the compensation packages for Messrs. Liszicasz and Stinson were approved by our Board of Directors during fiscal 1998, and before the formation of this Compensation Committee, and the discussion below relative to those matters reflects the considerations by our Board at such time as understood by the Compensation Committee.


                     REPORT OF THE COMPENSATION COMMITTEE

Compensation to Messrs. Liszicasz and Stinson

The compensation afforded to Messrs. Liszicasz and Stinson under their respective employment agreements was predicated on their unique and critical roles in starting and developing Pinnacle. Mr. Liszicasz, Pinnacle's Chief Executive Officer, is the inventor of the SFD Technology, and developed the SFD Survey System as well as the methodologies used to interpret SFD Data. Mr. Stinson, Pinnacle's President through April 1999, was responsible for the overall management of, and strategic planning for Pinnacle from the inception stage through the development stage. The services of each of Messrs. Liszicasz and Stinson were critical to Pinnacle's development during its development stage, and the loss of either such executive officer during this stage would have had a material adverse affect on Pinnacle's business, operations and financial condition.

Under their respective employment agreements, each of Messrs. Liszicasz and Stinson were entitled to receive an initial base salary of $7,000 per month, with an automatic increase to $10,000 per month effective January 1, 1998, and subject to additional annual increases thereafter as determined by our Board of Directors, but at least 5% on each anniversary date. Pursuant to the terms of their respective employment agreements, Messrs. Liszicasz and Stinson were each paid $120,000 in base salary for fiscal 1998. The monthly base salary payable to Messrs. Liszicasz and Stinson was considerably lower than the amount our Board of Directors believed at the time of approval that such executives should receive based upon their critical roles in the development of Pinnacle and its business. This amount was primarily fixed based upon Pinnacle's financial condition at such time, as well as Messrs. Liszicasz's and Stinson's desire that a significant portion of their compensation be tied to Pinnacle's future financial performance. For this reason Messrs. Liszicasz and Stinson each agreed to accept a significantly lower monthly base salary in combination with an annual bonus equal to 5% of Pinnacle's net income after taxes should Pinnacle earn more than $5 million in net income after taxes in any fiscal year, which our Board of Directors at that time believed to be reasonable and appropriate based upon the considerations noted above. Following the hiring of Daniel C. Topolinsky as our President and Chief Operating Officer in May 1999, Mr. Liszicasz's monthly base salary was raised to Cdn. $240,000 (U.S. $13,548) to be consistent with the rate paid to Mr. Topolinsky, and in recognition of Pinnacle's evolution from a development stage company into a full operating company and its financial ability to pay an appropriate salary to Mr. Liszicasz.

Prospective Compensation Policies

In order for Pinnacle to progress beyond the development stage and to maximize the hydrocarbon revenue-generation potential afforded by the SFD Technology, it is necessary for Pinnacle to attract superior executives and key professionals, such as geologists, geophysicists, geotechnicians, computer programmers and computer scientists, with the level of skill, knowledge, effort and responsibility necessary to address the issues and strategies unique to Pinnacle and its business plan and technology. In order to attract and retain such executives and key professionals, Pinnacle's executive and professional compensation program is designed to meet the following objectives:

    . To reward individual results and to induce loyalty in the short and intermediate term by recognizing performance through base salary and annual bonuses; and

    . In the longer term, to reward individual results, induce long-term loyalty, and link the interests of such executives and key professionals with those of stockholders by encouraging stock ownership in Pinnacle through the grant of options tied to continued employment.

The initial amount of monthly base salary to be paid to executive officers and key professionals will be the amount, as determined by the Committee at such time to be necessary to attract and retain executives with the requisite superior abilities to both perform their executive and professional functions and, given the developing nature of our business and our desire to maintain a lean staffing profile, to provide cross-support for our other executives and professionals. The determination of which executive officers and key professionals should receive a bonus and/or grant of stock options, and what the amount of the bonus and/or stock options should be, will be based upon a subjective analysis of the executive's or key professional's level of responsibility, performance of duties, and contribution toward Pinnacle's success, and will take into consideration other types and amounts of performance based compensation paid to them. Most stock options granted will be subject to vesting conditions based on continued employment, which the Compensation Committee believes will create a more productive workforce by meeting the following objectives:

    . Acting as an inducement for long-term employment with Pinnacle, thereby lending stability to Pinnacle's employee base and preserving the confidentiality of its proprietary information and systems; and

    . Encouraging more long-term productivity by Pinnacle's employees as they see their efforts translate into greater share value.

Pinnacle's prospective practice in determining compensation for executives and key professionals will be for the Chief Executive Officer and/or President to make a recommendation to the Compensation Committee with respect to all executive officers and key professionals other than themselves, and for the Compensation Committee, in turn, to evaluate such recommendation and to make its own recommendation to our Board of Directors for its determination. Recommendations with respect to the Chief Executive Officer and President will initially be made by the Compensation Committee, and tendered to our Board of Directors for its determination.

Section 162(m) of the Internal Revenue Code

The Compensation Committee has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific executives.

                                            The Compensation Committee
                                  Lorne W. Carson            K. Rick Turner


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 1997, Messrs. Liszicasz and Stinson each loaned Pinnacle $500,000 pursuant to the terms of unsecured convertible promissory notes. These loans, which bore interest at the rate of 12% per annum, were payable on or before January 31, 1998. Messrs. Liszicasz and Stinson each had the right, pursuant to the terms of the promissory notes, to convert the obligations under the notes into our common stock based upon a ratio of one share per $4.07 in converted principal and interest, and Pinnacle had the right, pursuant to the terms of the promissory notes, to convert the obligations under the notes into our common stock based upon a ratio of one share per $2.72 in converted principal and interest. Pinnacle elected in February 1998, after the notes became due, to convert the notes into 411,764 shares of common stock in settlement of $1,000,000 in principal and $120,000 in accrued interest. As a result, each of Messrs. Liszicasz and Stinson received 205,882 shares of our common stock in full satisfaction of their respective promissory notes.

On April 3, 1998, Pinnacle entered into the following concurrent mutually-dependent transactions:

    . A Joint Exploration and Development Agreement with CamWest Limited Partnership, an Arkansas limited partnership ("CamWest LP"), for the survey of certain areas outside of Canada; and

    . The sale of 800,000 shares of our series "A" preferred stock and 200,000 warrants to purchase our common stock, to CamWest LP's affiliate, SFD Investment LLC ("SFD Investment"), for the sum of $6 million.

On January 29, 1999, CamWest LP assigned its rights under the Joint Exploration and Development Agreement to its affiliate, CamWest Exploration LLC, an Arkansas limited liability company ("CamWest LLC").

Each of CamWest LP, CamWest LLC and SFD Investment are affiliates of Stephens Group, Inc., a private company headquartered in Little Rock Arkansas which invests primarily in media, telecommunications, energy and investment banking companies. Mr. Jon E.M. Jacoby, who is a director of Stephens Group, and Mr. K. Rick Turner, who is a Vice President of Stephens Group, were appointed at the time of the initial transaction as our Mandatory Series A and Additional Series A Directors, respectively. Messrs. Jacoby and Turner are each directors and vice presidents of CamWest, Inc. (the corporate general partner of CamWest LP), and managers of SFD Investment. Messrs. Jacoby and Turner, through their respective 8.33% and 1.133% membership interests in SFD Investment, indirectly hold 64,666 and 9,066 shares, respectively, of our series "A" preferred stock, and 16,167 and 2,267 warrants, respectively.

Each share of series "A" preferred stock is convertible into one share of our common stock; may be redeemed by Pinnacle at $7.50 per share commencing two years following the date of issuance; and has a $7.50 liquidation preference. The series "A" preferred stock does not have a dividend preference, although such shares shall, under certain circumstances, participate in dividends on the same basis as if they had been converted into our common stock. Each warrant sold to SFD Investment entitles the holder to purchase one share of common stock, at an exercise price of $7.50 per share (subject to certain adjustments), from the date of issuance of the warrant until two years after such date (April 3, 2000).

The Joint Exploration and Development Agreement expires on March 15, 2003, which is four years following the date Pinnacle first identifies five mutually acceptable exploratory prospects (March 15, 1999), and may be extended thereafter by mutual agreement. The agreement provides for:

    . The payment of a royalty to Pinnacle in the range of 5% to 8%, based upon revenues attributable to CamWest's interest in production and resulting from the sale of hydrocarbons produced by wells drilled on SFD Prospects identified by Pinnacle; or

    . The retention by Pinnacle of an initial working interest participation in the prospect of up to 45% as selected by Pinnacle.

In any situation where Pinnacle is being paid a royalty with respect to an SFD Prospect, CamWest is responsible, at its own cost and risk, to acquire the necessary drilling rights for such prospect (if it has not already done so), and to conduct all drilling, production and marketing activities necessary to exploit such prospect.

The agreement also provides for CamWest to pay all SFD survey costs incurred by Pinnacle. Please see Pinnacle's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, for a more complete description of the terms of the Joint Exploration and Development Agreement.

On May 15,1999, Pinnacle sold 190,066 and 66,667 unregistered shares of our common stock to Dennis R. Hunter and SFD Investment II, LLC, respectively, for gross proceeds of $2,850,990 and $1,000,005, respectively. These sales were effectuated as part of a $6,000,000 private placement of 400,000 unregistered shares of our common stock at a price of $15 per share. This offering price represented a $3 discount from the public trading price of our common stock at the time of the offering, which a disinterested majority of our Board of Directors deemed fair to Pinnacle based upon the restricted nature and overall amount of the securities sold. Mr. Hunter is one of our directors, while SFD Investment II, LLC, is an affiliate, through Stephens Group, Inc., of SFD Investment LLC, which holds all our outstanding shares of series "A" preferred stock. Mr. K. Rick Turner, one of our directors, holds a 1.13% membership interest in SFD Investment II, LLC.

Mr. Lorne W. Carson, a current director and a director-nominee, is a partner of Bennett Jones, a law firm located in Calgary, Alberta, Canada, which rendered legal services to Pinnacle during fiscal 1998 in the amount of Cdn. $49,065 (U.S. $33,764).


        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT

Section 16(a) of the Securities Act of 1933 requires any person who is a director or executive officer of Pinnacle, or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us and written representations to us that no other reports were required, all Section 16(a) filing requirements applicable to our directors, executive officers, and holders of more than 10% of any class of our registered securities were timely complied with except for the following:

    . Mr. Stinson did not file a Form 4 for the month of November 1998 relating to the sale of 100 shares; and

    . Mr. Hunter did not file a Form 3 reporting his holdings upon becoming a director, and did not timely file his Form 5 at the end of our 1998 fiscal year with respect to the same transaction.


                            STOCK PERFORMANCE GRAPH

Set forth below is a line graph which compares the percentage change in the cumulative total stockholder return of our common stock against the cumulative total stockholder return of the two following indexes selected by Pinnacle:

    . The Standard & Poors SmallCap 600 Index, which covers a broad cross-section of public companies with relatively smaller market capitalizations listed on the New York Stock Exchange, American Stock Exchange and Nasdaq Market; and

    . A Peer Group Index comprised of public companies selected by Pinnacle who are principally engaged in the seismic data service business and who are listed on the New York Stock Exchange, American Stock Exchange or Nasdaq Market, which represents the closest approximation to Pinnacle's peers based upon the current status of Pinnacle's evolving business plan. These companies are comprised of Petroleum Geo-Services A.S.A., Seitel, Inc., Veritas DGC Inc., Compagnie Generale de Geophysique, S.A., Dawson Geophysical Company, Eagle Geophysical, Inc., 3DX Technologies Inc. and Venture Seismic Ltd.

The graph assumes an initial investment of $100 in our common stock and each of the Indexes on January 20, 1996, the effective date of the reverse acquisition by which Pinnacle acquired our current business, and further assumes reinvestment of any dividends. You should note the comparative Indexes are comprised of companies with established operating histories and, in certain cases, significantly larger resources and market capitalizations than Pinnacle (the median market value of the companies on the Standard & Poors SmallCap Index is $483 million).

                           TOTAL STOCKHOLDER RETURNS
                              [PERFORMANCE GRAPH]


        Symbol                 Index                   1/20/96          12/31/96         12/31/97        12/31/98
        ------                 -----                   -------          --------         --------        --------
                       Pinnacle                          $100             $165             $395            $760
                       S&P SmallCap 600                  $100             $123             $155            $153
                       Peer Group                        $100             $173             $264            $122

The historical stock performance depicted on the graph is not necessarily indicative of future performance. Pinnacle will not make or endorse any predictions as to future stock performance or dividends.

The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Pinnacle specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.


               PROPOSALS FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at our Annual Meeting of Stockholders to be held in 2000 must be received by us by May 9, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange

Commission under the Securities Exchange Act of 1934. We suggest that you submit your proposal by certified mail-return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                    By Order of the Board of Directors

                                    /s/  John M. Woodbury, Jr.,
                                    John M. Woodbury, Jr.,
                                    Secretary
Calgary, Alberta, Canada
August 9, 1999

PROXY FOR HOLDERS OF PREFERRED STOCK        PROXY FOR HOLDERS OF PREFERRED STOCK

                        PINNACLE OIL INTERNATIONAL, INC.
               Annual Meeting of Stockholders - September 9, 1999

The undersigned hereby appoints GEORGE LISZICASZ and DANIEL C. TOPOLINSKY and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of Series A Convertible Preferred Stock, par value $0.001 (the "Preferred Stock") of PINNACLE OIL INTERNATIONAL, INC. ("Pinnacle") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Pinnacle (the "Annual Meeting") to be held at the Sandman Hotel, 888 7/th/ Avenue SW, Calgary, Alberta, Canada T2P 3J2, on Thursday, September 9, 1999, at the hour of 10:00 a.m., Mountain Standard Time, or any postponed or adjourned meetings thereof.

1.   FOR [  ]    WITHHOLD [  ]    the election of the following nominee in the
     Notice of Annual Meeting of Stockholders and Proxy Statement as the Mandatory Series A Director of Pinnacle:

                                Jon E.M. Jacoby

     Pinnacle's Board of Directors recommends that you vote "FOR" the election
                                                             ---
     of Mr. Jacoby to serve as the Mandatory Series A Director on Pinnacle's Board of Directors. Unless specific direction is given to withhold authority for the election of the aforesaid director nominee, the shares of Preferred Stock represented by this proxy shall be voted "FOR" the election
                                                               ---
     of the aforesaid director nominee (including where this proxy has been duly signed but no specific voting instructions have been given). You may withhold authority to vote for the election of the aforesaid director nominee by lining through his or her name above.

2.   FOR [  ]    WITHHOLD [  ]    the election of the following nominee in the
     Notice of Annual Meeting of Stockholders and Proxy Statement as the Additional Series A Director of Pinnacle:

                                 K. Rick Turner

     Pinnacle's Board of Directors recommends that you vote "FOR" the election
                                                             ---
     of Mr. Turner to serve as the Additional Series A Director on Pinnacle's Board of Directors. Unless specific direction is given to withhold authority for the election of the aforesaid director nominee, the shares of Preferred Stock represented by this proxy shall be voted "FOR" the election
                                                               ---
     of the aforesaid director nominee (including where this proxy has been duly signed but no specific voting instructions have been given). You may withhold authority to vote for the election of the aforesaid director nominee by lining through his or her name above.

3. Upon all such other matters that may properly be brought before such Annual Meeting for vote by the holders of Series A Preferred Stock, or any postponements or adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies.

     Unless specific direction is given to withhold authority for the aforesaid proposal, the shares of Preferred Stock represented by this proxy will be voted "FOR" such proposal (including where this proxy has been duly signed
            ---
     but no specific voting instructions have been given).

All other proxies heretofore given by the undersigned to vote shares of Preferred Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting or any postponement or adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated August 9, 1999 relating to the Annual Meeting.

NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.



                                                       _________________________
                                                                  (Date)

                                                       _________________________
                                                                (Signature)

                                                       _________________________
                                                                (Signature)

PROXY FOR HOLDERS OF COMMON STOCK              PROXY FOR HOLDERS OF COMMON STOCK


                        PINNACLE OIL INTERNATIONAL, INC.
               Annual Meeting of Stockholders - September 9, 1999

The undersigned hereby appoints GEORGE LISZICASZ and DANIEL C. TOPOLINSKY and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of common stock, par value $0.001 (the "Common Stock") of PINNACLE OIL INTERNATIONAL, INC. ("Pinnacle") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Pinnacle (the "Annual Meeting") to be held at the Sandman Hotel, 888 7/th/ Avenue SW, Calgary, Alberta, Canada T2P 3J2, on Thursday, September 9, 1999, at the hour of 10:00 a.m., Mountain Standard Time, or any postponed or adjourned meetings thereof.

1. FOR [ ] WITHHOLD [ ] the election of the following nominees in the Notice of Annual Meeting of Stockholders and Proxy Statement as the five Non-Series A Directors of Pinnacle, with such directors to serve until the Annual Meeting of Stockholders of Pinnacle to be held in the year 2000:

     George Liszicasz          Daniel C. Topolinsky           R. Dirk Stinson
                   Lorne W. Carson          Dennis R. Hunter

     Pinnacle's Board of Directors recommends that you vote "FOR" the election
                                                             ---
     of Messrs. Liszicasz, Topolinsky, Stinson, Carson and Hunter to serve as the five non-series a directors on Pinnacle's Board of Directors. Unless specific direction is given to withhold authority for the election of all of the aforesaid director nominees or any of them, the shares of Common Stock represented by this proxy shall be voted "FOR" the election of each
                                                     ---
     of the aforesaid director nominees (including where this proxy has been duly signed but no specific voting instructions have been given). You may withhold authority to vote for the election of any of the aforesaid director nominees by lining through his or her name above.

2. FOR [ ] WITHHOLD [ ] the ratification of the appointment of Deloitte & Touche LLP as Pinnacle's independent auditors for the fiscal year ended December 31, 1999.

     The Board of Directors recommends that you vote "FOR" the ratification of
                                                      ---
     Deloitte & Touche LLP as Pinnacle's independent auditors for the fiscal year ended December 31, 1999. Unless specific direction is given to withhold authority for the ratification of the aforesaid proposal, the shares of Common Stock represented by this proxy will be voted "FOR" such
                                                                     ---
     proposal (including where this proxy has been duly signed but no specific voting instructions have been given).

3. Upon all such other matters that may properly be brought before the Annual Meeting for vote by the holders of Common Stock, or any postponements or adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies.

     Unless specific direction is given to withhold authority for the aforesaid proposal, the shares of Common Stock represented by this proxy will be voted "FOR" such proposal (including where this proxy has been duly signed
            ---
     but no specific voting instructions have been given).

All other proxies heretofore given by the undersigned to vote shares of Common Stock which the undersigned would be entitled to vote if personally present at the

Annual Meeting or any postponement or adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated August 9, 1999 relating to the Annual Meeting.

NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.



                                                       _________________________
                                                                 (Date)

                                                       _________________________
                                                               (Signature)

                                                       _________________________
                                                               (Signature)